Exhibit 10.1

SECOND AMENDMENT TO

SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO SINGLE FAMILY HOMES REAL ESTATE PURCHASE AND SALE AGREEMENT (this "Second Amendment") is made as of November 12, 2014 by and among HERITAGE II HOLDINGS, LLC, a Florida limited liability company, HERITAGE III HOLDINGS, LLC, a Florida limited liability company, HERITAGE IV HOLDINGS, LLC, a Florida limited liability company, HERITAGE V HOLDINGS, LLC, a Florida limited liability company, HERITAGE RE HOLDINGS, LLC, a Florida limited liability company, and LINCOLN PROPERTY MANAGEMENT, LLC, a Florida limited liability company (collectively, “Seller”) and REVEN HOUSING FLORIDA, LLC, a Delaware limited liability company (“Buyer”) with reference to the following recitals:

RECITALS

A.       Seller and Buyer entered into that certain Single Family Homes Real Estate Purchase and Sale Agreement dated September 9, 2014 (“Agreement”) pursuant to which Seller agreed to sell and Buyer agreed to purchase from Seller, fifty (50) single family homes in the city of Jacksonville, Florida.

B.       Seller and Buyer executed that certain First Amendment to Single Family Homes Real Estate Purchase and Sale Agreement on October 30, 2014 (the “First Amendment”) in order to add an additional fourteen (14) days to the Due Diligence Period, to amend the Purchase Price, and to adjust the number of homes to be purchased by Buyer.

C.       Seller and Buyer have again agreed to amend the Agreement in order to extend the Due Diligence period such that it now expires on November 26, 2014.

NOW THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Buyer and Seller hereby agree as follows:

AGREEMENT

1.       Definitions. All initially-capitalized terms used in this Second Amendment without definition shall have the meanings given such terms in the Agreement.

2.       Due Diligence Period. The Due Diligence period referenced in the Basic Terms of the Agreement is hereby extended such that it now expires on November 26, 2014.

3.       Governing Law. This Second Amendment shall be governed by the laws of the State of Florida.

4.       Full Force and Effect. Except as modified herein, Buyer and Seller agree and affirm that the Agreement remains in full force and effect.

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5.       Counterparts. This Second Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. An electronically transmitted counterpart of this Second Amendment shall constitute an original for all purposes.

6.       Miscellaneous. This Second Amendment, together with the First Amendment and the Agreement, sets forth the entire agreement between the parties with respect to the subject matter set forth herein and therein and may not be modified, amended or altered except by subsequent written agreement between the parties. In case of any inconsistency between the provisions of the Second Amendment and the Agreement, the provisions of this Second Amendment shall govern and control. This Second Amendment shall be binding upon and shall inure to the benefit of Buyer and Seller and their respective successors and assigns, if any.

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IN WITNESS WHEREOF, Buyer and Seller have caused this Second Amendment to be duly executed on their behalfs as of the day and year first stated above.

SELLER

HERITAGE II HOLDINGS, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

HERITAGE III HOLDINGS, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

HERITAGE IV HOLDINGS, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

HERITAGE V HOLDINGS, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

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HERITAGE RE HOLDINGS, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

LINCOLN PROPERTY MANAGEMENT, LLC,
a Florida limited liability company

By: /s/ Christian Allen
Name: Christian Allen
Its: President

BUYER

REVEN HOUSING FLORIDA, LLC,
a Delaware limited liability company

By: /s/ Chad Carpenter
Chad Carpenter
Chief Executive Officer

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